Exhibit 10.1

January 20, 2015

Golar LNG Partners LP

c/o Golar Management Limited

13th Floor

One America Square

17 Crosswall

London EC3N 2LB

England

Golar LNG Limited

Par-la-Ville Place, 4th Floor

14 Par-la-Ville Road

Hamilton HM 08 Bermuda

Reference is made to (i) the Purchase, Sale and Contribution Agreement, dated as of December 9, 2014 (the “Agreement”), by and among Golar LNG Limited, a Bermuda exempted company (“Golar”), Golar LNG Partners LP, a Marshall Islands limited partnership (the “Partnership”), and Golar Partners Operating LLC, a Marshall Islands limited liability company, and (ii) the FSRU Lease Agreement, dated as of July 31, 2013 (the “Charter”), by and between Golar Eskimo Corporation, a Marshall Islands corporation, and the Government of the Hashemite Kingdom of Jordan (the “Charterer”).  Capitalized terms used in this letter agreement and not otherwise defined herein will have the meanings ascribed to them in the Agreement.

The undersigned parties hereby agree that:

1.              Golar shall pay to the Partnership an aggregate fee equal to $22,000,000.00 in six equal monthly installments of $3,666,666.67 starting on January 31, 2015 and ending on June 30, 2015 for the right to use, charter and enjoy the vessel and its benefits without restriction;

2.              The Partnership shall pay to Golar any hire payments actually received by the Partnership or its subsidiaries with respect to the Vessel, pursuant to the Charter or otherwise, for services performed between January 1, 2015 and June 30, 2015; and

3.              If requested by Golar, the Partnership shall charter the Vessel to a party other than the Charterer for any length of time between the Closing Date and the earlier of (a) the Hire Commencement Date (as such term is defined in the Charter) and (b) June 30, 2015.

Please acknowledge your acceptance and agreement of this letter agreement by signing in the space provided below.  Upon your execution of this letter agreement (or counterpart copies hereof), this letter agreement shall become binding on the parties hereto.

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Very truly yours,

GOLAR LNG LIMITED

By:	/s/ Brian Tienzo
	Name:	Brian Tienzo
	Title:	Attorney-in-fact

Signature Page to Letter Agreement

Acknowledged and agreed:

GOLAR LNG PARTNERS LP

By:	/s/ Brian Tienzo
	Name:	Brian Tienzo
	Title:	Attorney-in-fact

Signature Page to Letter Agreement